Exhibit 32.2

Sarbanes-Oxley Act Section 906 Certification of Tim T. Hart

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

The undersigned, Tim T. Hart, Chief Financial Officer, of SeraCare Life Sciences, Inc. (the “Company”), pursuant to 18 U.S.C. §1350, hereby certifies:

(i) the Annual Report on Form 10-K for the fiscal year ended September 30, 2003 of the Company (the “Report”) fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 22, 2003

/s/ TIM T. HART
Tim T. Hart Chief Financial Officer